Davidson Small/Mid Equity Fund
Class A
Class C
A series of Advisors Series Trust

September 19, 2014

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated October 28, 2013 (the “Supplement”)

Based upon a recommendation by Davidson Investment Advisors, Inc. (the “Advisor”), the investment adviser to the Davidson Small/Mid Equity Fund (the “Fund”), the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) has determined to close and liquidate the Fund.  The Advisor informed the Board that, based on the current size of the Fund and the Advisor’s belief that the Fund has limited prospects for meaningful growth in assets, the Advisor did not wish to continue managing the Fund as it was not economically viable.  As a result, the Board concluded that it would be in the best interests of the Fund and Fund shareholders that the Fund be closed and liquidated as a series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets on October 24, 2014.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective immediately, the Advisor will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus.  If you would like to exchange your shares for shares of the Davidson Multi-Cap Equity Fund, please do so prior to October 23, 2014.  When you exchange your Class A shares of the Davidson Small/Mid Equity Fund for Class A shares of the Davidson Multi-Cap Equity Fund, you do not have to pay a sales charge.  Exchanges of shares are sales of shares of one Fund and purchases of shares of another Fund.  The sale will result in a gain or loss for federal income tax purposes.  Exchanges of shares will not be subject to a redemption fee.

Accounts not redeemed by October 23, 2014, will automatically be redeemed on October 24, 2014, and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-332-0529 prior to October 23, 2014 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by October 23, 2014, your shares will be redeemed on October 24, 2014, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on October 24, 2014.  Please contact the Fund at 1-877-332-0529 if you have any questions.

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Please retain this Supplement with your Prospectus, Summary Prospectus and SAI for future reference.